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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              ---------------------


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



 Date of Report (Date of earliest event reported): May 30, 2001 (May 25, 2001)


                          HARRAH'S ENTERTAINMENT, INC.
             (Exact name of registrant as specified in its charter)


              DELAWARE                   1-10410                62-1411755
   (State or other jurisdiction        (Commission           (I.R.S. Employer
         of incorporation)             File Number)         Identification No.)


         ONE HARRAH'S COURT
         LAS VEGAS, NEVADA                                         89119
(Address of Principal Executive Offices)                        (Zip Code)



                                 (702) 407-6000
                  ---------------------------------------------
              (Registrant's telephone number, including area code)


                  ---------------------------------------------
          (Former name or former address, if changed since last report)




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ITEM 5.  OTHER EVENTS

      On May 25, 2001, Harrah's Entertainment, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99(1) and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

             99(1) Text of press release, dated May 25, 2001, of the Registrant.





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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    HARRAH'S ENTERTAINMENT, INC.


Date:    May 30, 2001               By:   /s/ Brad L. Kerby
                                          -----------------------------------
                                    Name:    Brad L. Kerby
                                    Title:   Corporate Secretary